Exhibit 99.1
Left Behind Games Inc.
(A Development Stage Company)
Consolidated Balance Sheet (Unaudited)

September 30,
2005
ASSETS

Current Assets:
Cash	$33,237
Prepaid expenses and other current assets	351,620
Total current assets	384,857

Fixed assets, net	29,498
Prepaid royalties	250,000
Intangible assets, net	12,725

Total assets	$677,080

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities:
Accounts payable	$186,782
Deferred salaries	593,678
Total current liabilities	780,460

Long-term royalty payable	150,000

Total liabilities	930,460

Stockholders’ Deficit
Series A preferred stock, $.001 par value, 5,000,000
hares authorized; 3,600,000 issued and outstanding	3,600
Common stock, $.001 par value, 20,000,000 shares
authorized; 17,048,262 issued and outstanding	17,048
Additional paid-in capital	5,233,563
Deficit accumulated during the development stage	(5,507,591)
Total stockholders’ equity (deficit)	(253,380)

Total liabilities and stockholders’ equity (deficit)	$677,080

See accompanying notes to the financial statements

Left Behind Games Inc.
(A Development Stage Company)
Consolidated Statements of Operations (Unaudited)

			Cumulative
			from August 27,
	For the six months		2002, (inception) to
	Ended September 30,		September 30,
	2005	2004	2005
Net revenues	$-	$-	$-
Cost of goods sold	-	-	-
Gross profit	-	-	-

Operating expenses:
General and administrative	4,285,713	129,388	5,123,362
Research and development	284,943	948	364,008

Total operating expenses	4,570,656	130,336	5,487,370

Operating loss	(4,570,656)	(130,336)	(5,487,370)

Other income (expense):
Interest income	675	-	675
Interest expense	-	(3,000)	(20,500)
Other income (expense)	1,017	-	1,879
Total other expense, net	1,692	(3,000)	(18,621)

Loss before provision for income taxes	(4,568,964)	(133,336)	(5,505,991)

Provision for income taxes	-	-	1,600

Net loss	$(4,568,964)	$(133,336)	$(5,507,591)

NET LOSS PER SHARE	$(0.33)	$(0.02)

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING -	-	-
BASIC AND DILUTED	13,804,830	8,177,812

See accompanying notes to the financial statements

Left Behind Games Inc.
(A Development Stage Company)
Consolidated Statements of Cash Flows (Unaudited)

			Cumulative
			from August 27,
	For the six months ended		2002, (inception) to
	September 30,		September 30,
	2004	2005	2005
Operating Activities:
Net loss	$(4,568,964)	$(133,336)	$(5,507,591)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation and amortization	4,365	702	9,159
Estimated fair value of common stock
issued to consultants for services	3,663,118	17,000	3,719,713
Estimated fair value of common stock
issued to employees for services	57,500	-	91,090
Estimated fair value of common stock
issued to noteholders for interest expense	-	-	3,000
Changes in operating assets and liabilities:
Prepaid expenses and other current assets	(2,539)	-	(9,009)
Accounts payable and accrued expenses	94,591	9,000	204,282
Deferred salaries	75,469	95,125	593,678
Net cash used in operating activities	(676,460)	(11,509)	(895,678)

Investing Activities:
Payments for trademarks and prepaid royalties	(7,690)	-	(76,970)
Purchases of fixed assets	(20,587)	-	(34,562)
Net cash used in investing activities	(28,277)	-	(111,532)

Financing Activities:
Increase in bank overdraft	-	5,411	-
Proceeds from issuance of notes payable	-	3,000	131,000
Contributed capital	60,000	-	60,000
Proceeds from issuance of common stock	462,000	3,000	849,447
Net cash provided by financing activities	522,000	11,411	1,040,447

Net increase (decrease) in cash	(182,737)	(98)	33,237
Cash at beginning of period	215,974	98	-
Cash at end of period	$33,237	$-	$33,237

Supplemental Cash Flow Information:
Cash paid for interest	$-	$-	$-
Cash paid for taxes	$-	$-	$-

See accompanying notes to the financial statements

Left Behind Games Inc.
(A Development Stage Company)
Consolidated Statements of Cash Flows (continued)

			Cumulative
			from August 27, 2002,
	For the six months ended		(inception) to
	September 30,		September 30,
	2005	2004	2005
	(unaudited)	(unaudited)	(unaudited)
Supplemental disclosure on non-cash
investing and financing activities:
Conversion of notes payable, accrued
interest and common stock into Series A preferred stock	$-	$170,500	$170,500
Conversion of notes payable into common stock	$-	$-	$15,000
Payment of prepaid royalty as part of a note payable	$-	$-	$34,000
Commitment to pay royalties under a license agreement	$-	$-	$150,000
Issuance of common stock in exchange for a
sublicense agreement	$-	$-	$5,850

See accompanying notes to the financial statements

Left Behind Games Inc.
(A Development Stage Company)
Notes to Consolidated Financial Statements
September 30, 2005 and 2004 (Unaudited)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    A. Organization

Left Behind Games Inc. (the “Company”) is a development stage company that was incorporated on August 27, 2002 under the laws of the State of Delaware for the purpose of engaging in the business of producing, distributing and selling video games and associated products. The Company is currently developing a video game and other associated products based upon the popular “LEFT BEHIND SERIES” of novels published by Tyndale House Publishers (“Tyndale”).

The Company’s largest shareholder is White Beacon Inc., a Delaware Corporation (“White Beacon”), an entity beneficially owned and controlled by the Company’s chief executive officer and its president. White Beacon holds an exclusive worldwide license (the “License”) from Tyndale to develop, manufacture and distribute video games and related products based on the “LEFT BEHIND SERIES” of novels published by Tyndale. White Beacon has granted the Company a sublicense (the “Sublicense”) to exploit the rights and fulfill the obligations of White Beacon under the License (see Note 3).

B. Basis of Presentation and Going Concern

The financial statements as of September 30, 2005 and for the six months ended September 30, 2005 and 2004, and cumulatively from the Company’s inception through the period ended September 30, 2005, were prepared by the Company without audit pursuant to the rules and regulations of the Securities and Exchange Commission (SEC).
Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United
States of America have been condensed or omitted pursuant to such rules and regulations. In the opinion of management, all necessary adjustments, which consist primarily of normal recurring adjustments, to the financial statements have been made to present fairly the interim financial position and results of operations and cash flows. The results of operations for the respective periods presented are not necessarily indicative of the results for the respective complete years. It is suggested that the financial statements contained in this filing be read in conjunction with the audited statements and notes thereto contained in the Company’s 8-K filing.

The Company has not generated any revenue and has incurred net losses of $5,507,591 and had negative cash flows from operations of $895,678 since its inception through
September 30, 2005. In addition, the Company has negative working capital of $395,603 and a stockholders’ deficit of $253,380 as of September 30, 2005. The Company’s ability to continue as a going concern is dependent upon its ability to generate profitable operations in the future and/or to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. Management plans to continue to provide for its capital requirements by issuing additional equity securities and is currently in the process of soliciting additional capital. The Company has been successful in raising $1,009,500 in gross proceeds from April 1, 2005 through February 1, 2006. These matters amongst others raise substantial doubt about the Company’s ability to continue as a going concern.

C. Development Stage Enterprise

The Company’s planned principal operations have not yet commenced. Accordingly, the Company’s activities have been accounted for as those of a development stage enterprise as defined in Statement of Financial Accounting Standards (“SFAS”) No. 7, Accounting and Reporting by Development Stage Enterprises. All losses since inception have been considered as part of the Company’s development stage activities.

Left Behind Games Inc.
(A Development Stage Company)
Notes to Consolidated Financial Statements
September 30, 2005 and 2004 (Unaudited)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

D.	Principles of Consolidation (continued)

The accompanying consolidated financial statements include the accounts of Left Behind Games Inc. and, effective July 2005, include the accounts of LB Games Ukraine LLC, a variable interest entity in which the Company is the primary beneficiary (see Note 2). All intercompany accounts and transactions have been eliminated in the consolidated financial statements.

E. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company’s significant estimates include recoverability of prepaid royalties and other long-lived assets and the realizability of deferred tax assets.

F. Software Development Costs

Research and development costs, which consist of software development costs, are expensed as incurred. Software development costs primarily include payments made to independent software developers under development agreements. SFAS No. 86, Accounting for the Cost of Computer Software to be Sold, Leased, or Otherwise Marketed, provides for the capitalization of certain software development costs incurred after technological feasibility of the software is established or for the development costs that have alternative future uses. The Company believes that the technological feasibility of the underlying software is not established until substantially all product development is complete, which generally includes the development of a working model. No software development costs have been capitalized to date.

G. Property and Equipment

Property and equipment is stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets, which range from 3 to 5 years. Repairs and maintenance are charged to expense as incurred while improvements are capitalized. Upon the sale or retirement of property and equipment, the accounts are relieved of the cost and the related accumulated depreciation, with any resulting gain or loss included in the statement of operations.

H. Intangible Assets

Sublicense Agreement

The cost of the Sublicense agreement is amortized on a straight-line basis over the initial term of the Sublicense agreement, which is four years (see Note 3).

Trademarks

The cost of trademarks includes funds expended for trademark applications that are in various stages of the filing approval process. The cost of trademarks will be amortized on a straight-line basis over their estimated useful lives, once the trademark applications have been accepted.

Left Behind Games Inc.
(A Development Stage Company)
Notes to Consolidated Financial Statements
September 30, 2005 and 2004 (Unaudited)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

I. Royalties

The Company’s Sublicense agreement requires payments of royalties to the licensor. The sublicense agreement provides for royalties to be calculated as a specified percentage of sales and provides for guaranteed minimum royalty payments. Royalties payable calculated using the agreement percentage rates will be recognized as cost of sales when the related sales are recognized. Guarantees advanced under the Sublicense agreement are recorded as prepaid royalties until earned by the licensor, or considered to be unrecoverable. The Company evaluates prepaid royalties regularly and expenses prepaid royalties to cost of sales to the extent projected to be unrecoverable through sales. At September 30, 2005, the Company has recorded $250,000 in prepaid royalties in connection with its Sublicense agreement with a related party (see Note 3).

J. Long-Lived Assets

The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the assets to future net cash flows expected to be generated by the assets. If the assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount exceeds the present value of estimated future cash flows. At September 30, 2005, the Company’s management believes there is no impairment of its long-lived assets. There can be no assurance, however, that market conditions will not change or that there will be demand for the Company’s products, which could result in impairment of long-lived assets in the future.

K. Foreign Currency

Geographic Concentrations

The Company conducts business in the United States and the Ukraine (see Note 1, item O). At September 30, 2005, 6 percent of the Company’s cash and was derived from the Ukraine.

Foreign Currency

Management has determined that the functional currency of its subsidiary is the local currency. Assets and liabilities of the Ukraine subsidiary are translated into U.S. dollars at the year end exchange rates. Income and expenses are translated at an average exchange rate for the period and the resulting translation gain (loss) adjustments are accumulated as a separate component of stockholders' equity, which did not have a material impact on the Company’s stockholders’ equity at September 30, 2005.

Foreign currency gains and losses from transactions denominated in other than respective local currencies are included in income. There were no foreign currency transactions included in income for the six month periods ended September 30, 2004 and 2005, respectively, and cumulatively from August 27, 2002 (inception) to September 30, 2005.

Comprehensive Income

Comprehensive income includes all changes in equity (net assets) during a period from non-owner sources. For the six month period ended September 30, 2005, the components of comprehensive income were not materially impacted by foreign currency translation gains (losses).

Left Behind Games Inc.
(A Development Stage Company)
Notes to Consolidated Financial Statements
September 30, 2005 and 2004 (Unaudited)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

L. Income Taxes

The Company accounts for income taxes under the provisions of SFAS No. 109, Accounting for Income Taxes. Under SFAS No. 109, deferred tax assets and liabilities are recognized for future tax benefits or consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. A valuation allowance is provided for significant deferred tax assets when it is more likely than not that such assets will not be realized through future operations.

M. Stock-Based Compensation

Stock-based awards to non-employees are accounted for using the fair value method in accordance with SFAS No. 123, Accounting for Stock-Based Compensation, and Emerging Issues Task Force (“EITF”) Issue No. 96-18, Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling Goods or Services. All transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable. The measurement date used to determine the fair value of the equity instrument issued is the earlier of the date on which the third-party performance is complete or the date on which it is probable that performance will occur.

N. Net Loss Per Common Share

Net loss per common share is computed based on the weighted-average number of common shares and, as appropriate, dilutive common stock equivalents outstanding during the period. Stock options and warrants are considered to be common stock equivalents.

Basic net loss per common share is the amount of net loss for the period available to each share of common stock outstanding during the reporting period. Diluted net loss per common share is the amount of net loss for the period available to each share of common stock outstanding during the reporting period and to each share that would have been outstanding assuming the issuance of common shares for all dilutive potential common shares outstanding during the period. During the six months ended September 30, 2005 and 2004 the basic and diluted net loss per common share is the same since potentially dilutive common shares would have been anti-dilutive due to the Company’s net loss.

At September 30, 2005, the Company had $593,678 in deferred salaries. Of this amount, $522,527 may be converted into common stock at the payee’s option, which option exists indefinitely until exercised. Accordingly, the conversion rate is the rate existent at the time the payee’s salary is earned, as indicated in the applicable private placement offering documents. At September 30, 2005 and 2004 if such conversion of deferred salaries into common stock had occurred at the respective prices per share, the incremental increase in shares outstanding would have totaled 9,846,235 and 9,172,500, respectively. As of
September 30, 2005, deferred salary totaling $488,376 and $34,151 is convertible into common stock at conversion rates of $.05 and $.50, respectively.

O. Recent Accounting Pronouncements

In May 2003, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. SFAS No. 150 establishes standards for how certain financial instruments with characteristics of both liabilities and equity are classified and measured. It requires that a financial instrument that is within its scope be classified as a liability (or an asset in some circumstances). The adoption of SFAS No. 150 has not materially affected the Company’s reported earnings, financial condition or cash flows

Left Behind Games Inc.
(A Development Stage Company)
Notes to Consolidated Financial Statements
September 30, 2005 and 2004 (Unaudited)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

O. Recent Accounting Pronouncements (continued)

In December 2003, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 46(R) ("FIN 46(R)"), which further clarified and amended FIN 46, Consolidation of Variable Interest Entities, which requires the consolidation of entities in which an enterprise absorbs a majority of the entity's expected losses, receives a majority of the entity's expected residual returns, or is the primary beneficiary, as a result of ownership, contractual or other financial interests in the entity. At September 30, 2005, the Company has an interest in a limited liability company in which it is considered to be the primary beneficiary. As a result, the Company has consolidated the limited liability company under FIN 46(R) (see Note 2).

In December 2004, the FASB issued SFAS No. 153, Exchanges of Non-Monetary Assets, an amendment of APB Opinion 29, Accounting for Non-Monetary Transactions. The amendments made by SFAS No. 153 are based on the principle that exchanges of non-monetary assets should be measured based on the fair value of the assets exchanged. Further, the amendments eliminate the narrow exception for non-monetary exchanges of similar productive assets and replace it with a broader exception for exchanges of non-monetary assets that do not have "commercial substance." The provisions in SFAS No. 153 are effective for non-monetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. Early application is permitted and companies must apply the standard prospectively. The adoption of the statement should not cause a significant change in the current manner in which the Company accounts for its exchanges of non-monetary assets.

In May 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3. This statement changes the requirements for the accounting for and reporting of a change in accounting principle. Previously, Opinion 20 required that most voluntary changes in accounting principle be recognized by including in net income of the period of change the cumulative effect of changing to a new principle. This statement requires retrospective application to prior periods’ financial statements of changes in accounting principle, when practicable. The replacement of SFAS No. 154 did not have a material impact on the Company’s interim financial condition or results of operations.

2. CONSOLIDATION OF VARIABLE INTEREST ENTITY

Effective July 2005, the Company adopted FIN 46(R). This resulted in the consolidation of LB Games Ukraine LLC (“LB Games Ukraine”), a variable interest entity in which the Company is considered the primary beneficiary. LB Games Ukraine was established to provide software development and consulting services and is currently providing these services only to the Company. LB Games Ukraine is 85% owned by the Company’s Chief Executive Officer. Pursuant to the LB Games Ukraine operating agreement, the Company’s Chief Executive Officer is required to fund operations as needed in relation to his ownership interest LB Games Ukraine. During the six month period ended September 30, 2005, the Company contributed approximately $5,600 to LB Games Ukraine on behalf of the Company’s Chief Executive Officer to provide working capital to LB Games Ukraine. This transaction has been eliminated in consolidation.

As LB Games Ukraine is currently providing software development services only to the Company and due to the Company’s history of providing on-going financial support to this entity, through consolidation the Company absorbs all net losses of this variable interest entity in excess of the equity. The variable interest entity’s sole asset is approximately $2,000 in cash. During the six months ended September 30, 2005, the Company paid approximately $25,000 for software development services provided by LB Games Ukraine, all of which has been eliminated in consolidation.

3. COMMON STOCK

In April, May, June, August and September 2005, the Company issued 762,000 shares of common stock valued at $.50 and $1.00 per share for cash resulting in gross proceeds to the Company totaling $462,000.

Left Behind Games Inc.
(A Development Stage Company)
Notes to Consolidated Financial Statements
September 30, 2005 and 2004 (Unaudited)

3. COMMON STOCK (continued)

In May, June, August and September 2005, the Company issued 85,000 shares of common stock valued at $.50 and $1.00 per share to three employees and one consultant as bonuses, resulting in salary and consulting expenses of $57,500.

In May 2005, the Company issued 51,262 shares of common stock valued at $1.00 per share for consulting services to be rendered over a seven month period of time, resulting in prepaid consulting expense of $51,262 included in prepaid expenses to be amortized over the term of the consulting agreement.

Values attributable to the respective shares of common stock are computed based on the cash prices per share existent at the time of issuance.

In May 2005, the Company issued 1,000,000 shares of common stock valued at $.50 per share under a one-year consulting agreement for prepaid consulting expense of $500,000 included in prepaid expenses and to be amortized over the term of the consulting agreement.

In May 2005, the Company issued 10,000 shares of common stock valued at $0.50 per share to a third party for the acquisition of the “LBgames.com” web address. The amount has been capitalized as an amortizable intangible asset and will be amortized at $1,250, $1,667, $1,667 and $416 over the fiscal years ending 2006, 2007, 2008 and 2009, respectively.

In May 2005, the Company issued 100,000 shares of common stock pursuant to a previous agreement between the Company and the consultant, wherein the Company has agreed to provide the consultant a one percent non-dilutable company ownership interest.

In July 2005, the Company received $60,000 in contributed capital pursuant to two consulting agreements wherein the Company will receive $80,000 per month in any month the Company’s cash flow is less than $100,000.

In May and August 2005, the Company amended and extended the above consulting agreements until November 18, 2007. The amended consulting agreements required the consultants to provide the Company with $80,000 per month in funding under the terms described above. The amended consulting agreements also provided for the issuance of an additional 3,500,000 non-forfeitable shares (500,000 valued at $0.50 and 3,000,000 at $1.00) of the Company’s common stock for services to be performed over the extended term of the agreements. The agreements resulted in additional prepaid consulting expense of $3,250,000 in addition to amounts already included in prepaid expenses. On September 30, 2005, the agreements were effectively terminated resulting in the expensing of all remaining prepaid consulting expense under these agreements resulting in an additional charge to consulting expense included in general and administrative expenses in the Company’s operating expenses of $3,434,466 for the six months ended September 30, 2005. Additional prepaid consulting expense amortized under other agreements amounted to $208,652 for the six months ended September 30, 2005. In connection with the termination of the agreements, the consultants have agreed to provide an additional $90,000 subsequent to September 30, 2005 according to an agreed upon payment plan through February 2006. Subsequent to September 30, 2005, the entire $90,000 has been collected.

In August 2005, the Company issued 20,000 shares of the Company’s common stock valued at $1.00 for services performed resulting in consulting expense of $20,000 being included in general and administrative expenses in the Company’s operating expenses.

4. RELATED PARTIES

On October 11, 2002, Tyndale granted White Beacon, a related party to the Company (see Note 1), an exclusive worldwide license, as amended, to use the copyrights and trademarks relating to the storyline and content of the books in the “LEFT
BEHIND SERIES” of novels for the manufacture and distribution of video game products for personal computers, CD-ROM, DVD, game consoles, and the Internet.

Left Behind Games Inc.
(A Development Stage Company)
Notes to Consolidated Financial Statements
September 30, 2005 and 2004 (Unaudited)

4. RELATED PARTIES (continued)

Pursuant to the License agreement with Tyndale, White Beacon is required to guarantee a minimum royalty of $250,000 during the initial term, and is required to pay $100,000 as a nonrefundable advance against future royalties payable to Tyndale.

On November 14, 2002, White Beacon granted the Company a Sublicense of all of its rights and obligations under its License with Tyndale, with the written approval of Tyndale. In consideration for receiving the Sublicense, the Company issued to White Beacon 5,850,000 shares of its common stock valued at $5,850, which is the estimated fair value of the common stock on the date of issuance. In addition, as of September 30, 2005, and in accordance with the License agreement, the Company had paid the $100,000, non-refundable advance against the guaranteed minimum royalty of $250,000 payable to Tyndale during the initial term. The remaining guaranteed minimum royalty of $150,000 has been accrued by the Company and is included in long-term liabilities in the accompanying balance sheet.

On February 28, 2005, the Company entered into a promissory note with EQL, an existing shareholder and consultant to the Company. In accordance with the note, the Company is required to provide EQL a minimum of $6,000 in advances on a monthly basis for one year for marketing and consulting services. The note bears an annual interest rate of 5 percent and no payments are required by EQL until February 28, 2006. For the six month period ended September 30, 2005, the Company had provided $36,000 to EQL. Effective September 30, 2005, this amount has been expensed and included in general and administrative costs as management does not expect to collect this note pursuant to the termination of the consulting agreements in Note 2.

5. SUBSEQUENT EVENTS

A. Merger and acquisition

In January 2006, the Company entered into an Agreement and Plan of Merger (the “Agreement”) with Bonanza Gold, Inc., a Washington corporation (“Bonanza”), wherein Bonanza acquired the Company through the purchase of the Company’s outstanding common stock on a “1 for 1” exchange basis. Prior to the execution of the Agreement, on January 25, 2006, the Company performed a 2.988538 for 5 reverse stock split of both its common and preferred stock outstanding, resulting in 12,456,538 and 3,586,246 shares of common and preferred stock, respectively. On January 27, 2006, and also prior to the execution of the Agreement, Bonanza performed a 1 for 4 reverse stock split, resulting in 1,882,204 shares of common stock outstanding.

Effective February 1, 2006, Bonanza exchanged 12,456,538 and 3,586,246 shares of its common and preferred stock, respectively, for an equal number of common and preferred shares of the Company. The acquisition was accounted for as a reverse acquisition whereby the assets and liabilities of the Company will be reported at their historical cost and the historical results of operations of the Company will be presented. Bonanza had nominal amounts of assets and no significant operations at the date of the acquisition (see Pro Forma Financial Data).

Left Behind Games Inc.
(A Development Stage Company)
Notes to Consolidated Financial Statements
September 30, 2005 and 2004 (Unaudited)

5. SUBSEQUENT EVENTS (continued)

B. Common stock

In October, November and December 2005, and January 2006, the Company issued 637,500 shares of common stock valued at $.50 and $1.00 per share for cash resulting in gross proceeds to the Company totaling $637,500.

In October 2005, the Company issued 2,400,000 non-forfeitable shares of series A preferred stock at $1.00 per share under a ten-year consulting agreement for total prepaid consulting expense of $2,400,000 included in prepaid expenses to be amortized over the term of the consulting agreement.

In November 2005, the Company issued 50,000 non-forfeitable shares of common stock valued at $1.00 per share under a one-year consulting agreement for total prepaid consulting expense of $50,000 included in prepaid expenses to be amortized over the term of the consulting agreement.

In November 2005, the Company issued 1,900,000 non-forfeitable shares of common stock valued at $1.00 per share under a twenty-year consulting agreement to a consultant related to an employee for total prepaid consulting expense of $1,900,000 included in prepaid expenses to be amortized over the term of the consulting agreement.

In November 2005, the Company issued 130,000 shares of common stock pursuant to an agreement between the Company and the consultant, wherein the Company has agreed to provide the consultant a one percent non-dilutable ownership interest.

In December 2005, the Company issued 100,000 shares of common stock valued at $1.00 per share in exchange for a note payable to the Company in the same amount, plus any interest due upon note repayment.

In December 2005, the Company issued 18,000 shares of common stock valued at $1.00 per share for consulting services pursuant to the applicable independent contractor stock agreement.

In December 2005, the Company issued 185,000 non-forfeitable shares of common stock valued at $1.00 per share under a ten-year consulting agreement for total prepaid consulting expense of $185,000 included in prepaid expenses to be amortized over the term of the consulting agreement.

In January 2006, the Company issued 500,000 non-forfeitable shares of common stock valued at $1.00 per share under a two-year consulting agreement for total prepaid consulting expense of $500,000 included in prepaid expenses to be amortized over the term of the consulting agreement.

In January 2006, the Company issued 4,080 non-forfeitable shares of common stock valued at $1.00 per share under a two-year consulting agreement, resulting in consulting expense of $4,080.

In January 2006, the Company issued 10,000 non-forfeitable shares of common stock valued at $1.00 per share under a two-year consulting agreement for total prepaid consulting expense of $10,000 included in prepaid expenses to be amortized over the term of the consulting agreement.

In January 2006, the Company issued 250,000 non-forfeitable shares of common stock valued at $1.00 per share under an employee agreement for total prepaid compensation expense of $250,000 included in prepaid expenses to be amortized over the term of the applicable agreement.

In January 2006, the Company issued 85,000 non-forfeitable shares of common stock valued at $1.00 per share under a consulting agreement for total prepaid consulting expense of $85,000 included in prepaid expenses to be amortized over the term of the consulting agreement.

Left Behind Games Inc.
(A Development Stage Company)
Notes to Consolidated Financial Statements
September 30, 2005 and 2004 (Unaudited)

5. SUBSEQUENT EVENTS (continued)

C.	Deferred Salaries

At February 1, 2006, the Company had $648,710 in deferred salaries outstanding, of which amount $530,527 is convertible into common stock at the payee’s option. The option to convert exists indefinitely until exercised. The conversion rate is the rate existent at the time the payee’s salary is earned. To date, no payee has exercised its option to convert. At February 1, 2006, and prior to the merger and acquisition (see Note 5, item A), if such conversion of deferred salaries into common stock had occurred at the respective prices per share, the incremental increase in shares outstanding would have totaled 9,854,235. As of February 1, 2006, deferred salaries totaling $488,376 are convertible into common stock at a conversion rate of $.05, and deferred salaries totaling $42,151 are convertible into common stock at conversion rates of $.50 and $1.00, respectively.

Unaudited Pro Forma Financial Data

In January 2006, LBG entered into an Agreement and Plan of Merger (the “Agreement”) with Bonanza Gold, Inc., a Washington corporation (“Bonanza”), wherein Bonanza acquired LBG through the purchase LBG’s outstanding common stock on a “1 for 1” exchange basis. Prior to the execution of the Agreement, on January 25, 2006, LBG performed a 2.988538 for 5 reverse stock split of both its common and preferred stock outstanding, resulting in 12,456,538 and 3,586,246 shares of common and preferred stock, respectively. On January 27, 2006, and also prior to the execution of the Agreement, Bonanza performed a 1 for 4 reverse stock split, resulting in 1,882,204 shares of common stock outstanding.

Effective February 1, 2006, Bonanza exchanged 12,456,538 and 3,586,246 shares of its common and preferred stock, respectively, for an equal number of common and preferred shares of LBG. The acquisition was accounted for as a reverse acquisition whereby the assets and liabilities of LBG will be reported at their historical cost and the historical results of operations of LBG will be presented. Bonanza had nominal amounts of assets and no significant operations at the date of the acquisition.

The pro forma financial statements of the combined entity as if the merger had taken place on September 30, 2005 are as follows:

Unaudited Pro Forma Combined Balance Sheet
As of September 30, 2005

	Bonanza	Left Behind Games Inc.	Pro Forma Adjustments	Pro Forma Combined

ASSETS
Current assets:

Cash	$4,513	$33,237	$(4,513)	$33,237
Prepaid expenses and other current assets	-	351,620	-	351,620
Total current assets	4,513	384,857	(4,513)	384,857

Fixed assets, net	-	29,498	-	29,498
Prepaid royalties	-	250,000	-	250,000
Intangible assets, net	-	12,725	-	12,725
Total assets	$4,513	$677,080	$(4,513)	$677,080

LIABILITIES AND STOCKHOLDERS’
EQUITY (DEFICIT)

Current liabilities:
Accounts payable	$-	$186,782	$-	$186,782
Deferred salaries	-	593,678	-	593,678
Total current liabilities	-	780,460	-	780,460

Long-term royalty payable	-	150,000	-	150,000

Total liabilities	-	930,460	-	930,460

Stockholders’ deficit
Preferred stock	-	3,600	(1,449)	(b	)	2,151
Common stock	7,379	17,048	3,690	(a	)	15,725
			(6,858)	(b	)
			(5,534)	(b	)
Additional paid-in capital	587,523	5,233,563	(598,592)	(a	)	5,236,335
			1,449	(b	)
			6,858	(b	)
			5,534	(b	)
Accumulated deficit	(590,389)	(5,507,591)	590,389	(a	)	(5,507,591)
Total stockholders’ equity (deficit)	4,513	(253,380)	(4,513)			(253,380)

Total liabilities and stockholders’ equity
(deficit)	$4,513	$677,080	$(4,513)			$677,080

Unaudited Pro Forma Combined Statement of Operations
For The Six Months Ended September 30, 2005

	Bonanza	Left Behind Games Inc.	Pro Forma Adjustments			Pro Forma Combined
Net revenues	$-	$-	$-			$-
Cost of goods sold	-	-	-			-
Gross profit	-	-	-			-

Operating expenses:
General and administrative	13,231	4,285,713	-			4,298,944
Research and development	-	284,943	-			284,943

Total operating expenses	13,231	4,570,656	-			4,583,887

Operating loss	(13,231)	(4,570,656)	-			(4,583,887)

Other income (expense):
Interest income (expense)	(36)	675	-			639
Other income	-	1,017	-			1,017
Total other income, net	(36)	1,692	-			1,639

Net loss	$(13,195)	$(4,568,964)	$-			$(4,582,248)

Loss per share:
Basic and diluted						$(0.38)

Weighted average shares outstanding:
Basic and diluted				(c	)	12,072,080

(a)
The accumulated deficit and additional paid-in capital of Bonanza were eliminated as a result of reverse acquisition accounting, as was the capital stock of the common shares outstanding of the Company at September 30, 2005. The net difference of these amounts was recorded against paid-in capital as part of the recapitalization.

(b)
The effects of the 2.988538 for 5 and 1 for 4 reverse splits for LBG and Bonanza, respectively, were incorporated into the common and preferred capital stock amounts, resulting in combined par values for common and preferred shares outstanding of $2,151 and $15,725, respectively.

(c)	The following is a reconciliation of the Company’s weighted average shares outstanding from a historical basis to a pro forma basis as of September 30, 2005:

Weighted average shares outstanding - historical

Bonanza	7,528,815
Left Behind Games Inc.	17,048,262
Subtotal	24,577,077

Effect of 1 for 4 reverse split on Bonanza’s common shares
outstanding at January 27, 2006	(5,646,611)

Effect of 2.988538 for 5 reverse split on Left Behind Games Inc.
of non-dilutive common shares outstanding at January 25, 2006	(6,858,386)

Weighted average shares outstanding - pro forma	12,072,080

Unaudited Pro Forma Combined Statement of Operations
For The Year Ended March 31, 2005

	Bonanza	Left Behind Games Inc.	Pro Forma Adjustments			Pro Forma Combined
Net revenues	$-	$-	$-			$-
Cost of goods sold	-	-	-			-
Gross profit	-	-	-			-

Operating expenses:
General and administrative	20,734	419,535	-			440,269
Research and development	-	63,458	-			63,458

Total operating expenses	20,734	482,993	-			503,727

Operating loss	(20,734)	(482,993)	-			(503,727)

Other income (expense):
Interest income (expense)	123	(3,000)	-			(2,877)
Other income	-	187	-			187
Total other income, net	123	(2,813)	-			(2,690)

Loss before provision for income taxes	(20,611)	(485,806)	-			(506,417)

Provision for income taxes	-	800	-			800

Net loss	$(20,611)	$(486,606)	$-			$(507,217)

Loss per share:
Basic and diluted						$(0.04)

Weighted average shares outstanding:
Basic and diluted				(a	)	12,072,080

(a)	The following is a reconciliation of the Company’s weighted average shares outstanding from a historical basis to a pro forma basis as of March 31, 2005:

Weighted average shares outstanding - historical

Bonanza	7,528,815
Left Behind Games Inc.	17,048,262
Subtotal	24,577,077

Effect of 1 for 4 reverse split on Bonanza’s common shares
outstanding at January 27, 2006	(5,646,611)

Effect of 2.988538 for 5 reverse split on Left Behind Games Inc.
of non-dilutive common shares outstanding at January 25, 2006	(6,858,386)

Weighted average shares outstanding - pro forma	12,072,080

16

LEFT BEHIND GAMES INC.
(A Development Stage Company)

FINANCIAL STATEMENTS

For The Years Ended March 31, 2005 and 2004 and
For The Period August 27, 2002 (Date of Inception)
Through March 31, 2005

with

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Corbin& Company llp
Certified Public Accountants and Business Consultants

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Left Behind Games Inc.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Left Behind Games Inc. as of March 31, 2005 and the results of its operations and its cash flows for the years then ended and for the period August 27, 2002 (date of inception) through March 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company is in the development stage, has negative working capital of $387,956 and a stockholders’ deficit of $269,645 as of March 31, 2005. In addition, the Company has not generated any revenues or positive cash flows from operations since inception. These conditions raise substantial doubt about its ability to continue as a going concern. Management’s plans regarding these matters are described in Note 1. As discussed in Note 1 to the financial statements, successful completion of the Company’s development program and ultimately the attainment of profitable operations is dependent on future events, including maintaining adequate financing to complete development activities and achieving a level of sales adequate to support the Company’s cost structure. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Corbin & Company, LLP

CORBIN & COMPANY, LLP
Irvine, California
September 1, 2005

2603 Main Street, Suite 600 • Irvine, California 92614 • Tel: (949) 756-2120 • Fax: (949) 756-9110
F1

LEFT BEHIND GAMES INC.
(A Development Stage Company)

BALANCE SHEETS

March 31, 2005
ASSETS

Current assets:
Cash	$215,974
Prepaid expenses and other current assets	190,937
Total current assets	406,911

Property and equipment, net	12,574
Prepaid royalties	250,000
Intangible assets, net	5,737

$675,222

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current liabilities:
Accounts payable	$44,638
Accrued expenses	47,553
Convertible deferred salaries	518,209
Total current liabilities	610,400

Long-term royalty payable	150,000
Total liabilities	760,400

Commitments and contingencies

Stockholders’ deficit:
Series A Preferred stock, $0.001 par value; 5,000,000
shares authorized; 3,600,000 shares issued and
outstanding (liquidation preference of $170,500)	3,600
Common stock, $0.001 par value; 20,000,000 shares
authorized; 11,520,000 shares issued and outstanding
in 2005	11,520
Additional paid-in capital	838,329
Deficit accumulated during the development stage	(938,627)

Total stockholders’ deficit	(85,178)

$675,222

See report of independent registered public accounting firm and accompanying notes to financial statements

F2

LEFT BEHIND GAMES INC.
(A Development Stage Company)

STATEMENTS OF OPERATIONS

			For The Period
			August 27, 2002
			(Date of Inception)
	For The Years Ended March 31,		Through
	2005	2004	March 31, 2005
Net revenues	$-	$-	$-

Cost of goods sold	-	-	-

Gross profit	-	-

Operating expenses:
General and administrative	419,535	284,255	837,649
Research and development	63,458	15,607	79,065

Total operating expenses	482,993	299,862	916,714

Operating loss	(482,993)	(299,862)	(916,714)

Other income (expense):
Interest expense	(3,000)	(17,500)	(20,500)
Other income	187	-	187

Total other expense, net	(2,813)	(17,500)	(20,313)

Loss before provision for income taxes	(485,806)	(317,362)	(937,027)

Provision for income taxes	800	800	1,600

Net loss	$(486,606)	$(318,162)	$(938,627)

Net loss available to common stockholders
per common share:
Basic and diluted loss per common share	$(0.05)	$(0.03)

Basic and diluted weighted average
common shares outstanding	8,937,167	9,206,605

See report of independent registered public accounting firm and accompanying notes to financial statements

F3

LEFT BEHIND GAMES INC.
(A Development Stage Company)

STATEMENTS OF STOCKHOLDERS' DEFICIT

For The Period August 27, 2002 (Date of Inception) Through March 31, 2005

						Accumulated
						Deficit
					Additional	During The
	Preferred Series A		Common Stock		Paid-in	Development
	Shares	Amount	Shares	Amount	Capital	Stage	Total
Balances, August 27, 2002	-	$-	-	$-	$-	$-	$-

Issuance of common stock at $0.001 per
share in November 2002 for sublicense
agreement	-	-	5,850,000	5,850	-	-	5,850

Issuance of common stock at $0.001 per
share in November 2002 for consulting
services	-	-	100,000	100	-	-	100

Issuance of common stock at $0.001 per
share in November 2002 to employee for
services	-	-	325,000	325	-	-	325

Issuance of common stock at $0.001 per
share in November 2002 and March 2003
to consultants for services	-	-	16,000	16	-	-	16

Net loss	-	-	-	-	-	(133,859)	(133,859)

Balances, March 31, 2003	-	-	6,291,000	6,291	-	(133,859)	(127,568)

Issuance of common stock at $0.001 per
share in May and June 2003 to noteholders
for interest expense	-	-	3,000,000	3,000	-	-	3,000

Issuance of common stock at $0.001 per share
in June 2003 to consultants for services	-	-	325,000	325	-	-	325

F4

LEFT BEHIND GAMES INC.
(A Development Stage Company)

STATEMENTS OF STOCKHOLDERS' DEFICIT - CONTINUED

For The Period August 27, 2002 (Date of Inception) Through March 31, 2005

						Accumulated
						Deficit
					Additional	During The
	Preferred Series A		Common Stock		Paid-in	Development
	Shares	Amount	Shares	Amount	Capital	Stage	Total
Issuance of common stock at $0.05 per
share in September 2003 to employees
for services	-	-	48,000	48	2,352	-	2,400

Issuance of common stock at $0.05 per
share in December 2003 to consultants
for services	-	-	233,800	234	11,456	-	11,690

Net loss	-	-	-	-	-	(318,162)	(318,162)

Balances, March 31, 2004	-	-	9,897,800	9,898	13,808	(452,021)	(428,315)

Conversion of common stock, notes payable
and accrued interest at $0.047 per share in
June 2004 into Series A preferred stock	3,600,000	3,600	(3,000,000)	(3,000)	166,900	-	167,500

Issuance of common stock at $0.05 per share
in June and November 2004 and March
2005 to consultants for services	-	-	2,133,455	2,133	104,540	-	106,673

Issuance of common stock at $0.05 per share
in October 2004 and January 2005 to
employees for services	-	-	425,000	425	20,825	-	21,250

Issuance of common stock at $0.05 per share
in November 2004 for cash	-	-	1,000,000	1,000	49,000	-	50,000

See report of independent registered public accounting firm and accompanying notes to financial statements

F5

LEFT BEHIND GAMES INC.
(A Development Stage Company)

STATEMENTS OF STOCKHOLDERS' DEFICIT - CONTINUED

For The Period August 27, 2002 (Date of Inception) Through March 31, 2005

						Accumulated
						Deficit
					Additional	During The
	Preferred Series A		Common Stock		Paid-in	Development
	Shares	Amount	Shares	Amount	Capital	Stage	Total
Issuance of common stock at $0.50 per share
in February and March 2005 for cash, net
of issuance costs of $47,553	-	-	770,000	770	336,677	-	337,447

Issuance of common stock at $0.50 per share
in February and March 2005 to consultants
for services	-	-	263,745	264	131,609	-	131,873

Issuance of common stock at $0.50 per share
in March 2005 for conversion of a loan
payable	-	-	30,000	30	14,970	-	15,000

Net loss	-	-	-	-	-	(486,606)	(486,606)

Balances, March 31, 2005	3,600,000	$3,600	11,520,000	$11,520	$838,329	$(938,627)	$(85,178)

See report of independent registered public accounting firm and accompanying notes to financial statements

F6

LEFT BEHIND GAMES INC.
(A Development Stage Company)

STATEMENTS OF CASH FLOWS

			For The Period
			August 27, 2002
			(Date of Inception)
	For The Years Ended March 31,		Through
	2005	2004	March 31, 2005
Cash flows from operating activities:
Net loss	$(486,606)	$(318,162)	$(938,627)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation and amortization	2,805	1,404	4,794
Estimated fair value of common stock
issued to consultants for services	54,079	2,400	56,595
Estimated fair value of common stock
issued to employees for services	21,250	12,015	33,590
Estimated fair value of common stock
issued to noteholders for interest expense	-	3,000	3,000
Changes in operating assets and liabilities:
Prepaid expenses and other current assets	41,083	(47,553)	(6,470)
Accounts payable and accrued expenses	16,417	82,994	109,691
Deferred salaries	178,376	214,000	518,209
Net cash used in operating activities	(172,596)	(49,902)	(219,218)

Cash flows from investing activities:
Payments for trademarks and prepaid royalties	-	(66,000)	(69,280)
Purchases of property and equipment	(13,975)	-	(13,975)
Net cash used in investing activities	(13,975)	(66,000)	(83,255)

Cash flows from financing activities:
Proceeds from issuance of notes payable	15,000	116,000	131,000
Proceeds from issuance of common stock,
net of issuance costs of $47,553	387,447	-	387,447
Net cash provided by financing activities	402,447	116,000	518,447

Net increase in cash	215,876	98	215,974

Cash at beginning of period	98	-	-

Cash at end of period	$215,974	$98	$215,974

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest	$-	$-	$-
Income taxes	$-	$-	$-

Continued …

F7

LEFT BEHIND GAMES INC.
(A Development Stage Company)

STATEMENTS OF CASH FLOWS - CONTINUED

			For The Period
			August 27, 2002
			(Date of Inception)
	For The Years Ended March 31,		Through
	2005	2004	March 31, 2005
Supplemental disclosure of non-cash investing
and financing activities:

Conversion of notes payable, accrued interest
and common stock into Series A preferred
stock	$170,500	$-	$170,500
Conversion of note payable into common
stock	$15,000	$-	$15,000
Payment of prepaid royalty as part of a note
payable	$-	$34,000	$34,000
Commitment to pay royalties under a license
agreement	$-	$150,000	$150,000
Issuance of common stock as part of
prepaid consulting agreements	$214,200	$-	$214,200

See report of independent registered public accounting firm and accompanying notes to financial statement

F8

LEFT BEHIND GAMES INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

For the Years Ended March 31, 2005 and 2004

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Left Behind Games Inc. (the “Company”) is a development stage company that was incorporated on August 27, 2002 under the laws of the State of Delaware for the purpose of engaging in the business of producing, distributing and selling video games and associated products. The Company is currently developing a video game and other associated products based upon the popular “LEFT BEHIND SERIES” of novels published by Tyndale House Publishers (“Tyndale”).

The Company’s majority shareholder is White Beacon, Inc., a Delaware Corporation (“White Beacon”), an entity beneficially owned and controlled by the Company’s chief executive officer and its president. White Beacon holds an exclusive worldwide license (the “License”) from Tyndale to develop, manufacture and distribute video games and related products based on the “LEFT BEHIND SERIES” of novels published by Tyndale. White Beacon has granted the Company a sublicense (the “Sublicense”) to exploit the rights and fulfill the obligations of White Beacon under the License (see Note 4).

Basis of Presentation and Going Concern

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. The Company has not generated any revenue and has incurred net losses of $938,627 and had negative cash flows from operations of $219,218 since its inception through March 31, 2005. In addition, the Company has negative working capital of $203,489 and a stockholders’ deficit of $85,178 as of March 31, 2005. The Company’s ability to continue as a going concern is dependent upon its ability to generate profitable operations in the future and/or to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. Management plans to continue to provide for its capital requirements by issuing additional equity securities and is currently in the process of soliciting additional capital. In August 2005, the Company received commitments from three stockholders/consultants to provide the Company with an aggregate of $80,000 per month in funding for each month that the Company’s cash balance falls below $100,000. No assurance can be given that additional capital will be available when required or on terms acceptable to the Company. The outcome of these matters cannot be predicted at this time and there are no assurances that if achieved, the Company will have sufficient funds to execute its business plan or generate positive operating results.

F9

LEFT BEHIND GAMES INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

For the Years Ended March 31, 2005 and 2004

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

These matters, among others, raise substantial doubt about the ability of the Company to continue as a going concern. These financial statements do not include any adjustments to the amounts and classification of assets and liabilities that may be necessary should the Company be unable to continue as a going concern.

Development Stage Enterprise

The Company’s planned principal operations have not yet commenced. Accordingly, the Company’s activities have been accounted for as those of a development stage enterprise as defined in Statement of Financial Accounting Standards (“SFAS”) No. 7, Accounting and Reporting by Development Stage Enterprises. All losses since inception have been considered as part of the Company’s development stage activities.

Risks and Uncertainties

The Company maintains its cash accounts with a single financial institution. Accounts at this financial institution are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $100,000. At March 31, 2005, the Company had balances of approximately $127,000 in excess of the FDIC insurance limit.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company’s significant estimates include recoverability of prepaid royalties and other long-lived assets and the realizability of deferred tax assets.

F10

LEFT BEHIND GAMES INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

For the Years Ended March 31, 2005 and 2004

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Fair Value of Financial Instruments

The Company’s financial instruments consist of cash, accounts payable and accrued expenses. The carrying values for all such instruments approximate fair value at March 31, 2005 due to the short maturities of such financial instruments.

Software Development Costs

Research and development costs, which consist of software development costs, are expensed as incurred. Software development costs primarily include payments made to independent software developers under development agreements. SFAS No. 86, Accounting for the Cost of Computer Software to be Sold, Leased, or Otherwise Marketed, provides for the capitalization of certain software development costs incurred after technological feasibility of the software is established or for the development costs that have alternative future uses. The Company believes that the technological feasibility of the underlying software is not established until substantially all product development is complete, which generally includes the development of a working model. No software development costs have been capitalized to date.

Property and Equipment

Property and equipment is stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets, which range from 3 to 5 years. Repairs and maintenance are charged to expense as incurred while improvements are capitalized. Upon the sale or retirement of property and equipment, the accounts are relieved of the cost and the related accumulated depreciation, with any resulting gain or loss included in the statement of operations.

Intangible Assets

Sublicense Agreement

The cost of the Sublicense agreement is amortized on a straight-line basis over the initial term of the Sublicense agreement, which is four years (see Note 4).

F11

LEFT BEHIND GAMES INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

For the Years Ended March 31, 2005 and 2004

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Trademarks

The cost of trademarks includes funds expended for trademark applications that are in various stages of the filing approval process. The cost of trademarks will be amortized on a straight-line basis over their estimated useful lives, once the trademark applications have been accepted.

Royalties

The Company’s Sublicense agreement requires payments of royalties to the licensor. The sublicense agreement provides for royalties to be calculated as a specified percentage of sales and provides for guaranteed minimum royalty payments. Royalties payable calculated using the agreement percentage rates will be recognized as cost of sales when the related sales are recognized. Guarantees advanced under the Sublicense agreement are recorded as prepaid royalties until earned by the licensor, or considered to be unrecoverable. The Company evaluates prepaid royalties regularly and expenses prepaid royalties to cost of sales to the extent projected to be unrecoverable through sales. At March 31, 2005, the Company has recorded $250,000 in prepaid royalties in connection with its Sublicense agreement (see Note 4).

Long-Lived Assets

The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the assets to future net cash flows expected to be generated by the assets. If the assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount exceeds the present value of estimated future cash flows. At March 31, 2005, the Company’s management believes there is no impairment of its long-lived assets. There can be no assurance however, that market conditions will not change or that there will be demand for the Company’s products, which could result in impairment of long-lived assets in the future.

F12

LEFT BEHIND GAMES INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

For the Years Ended March 31, 2005 and 2004

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Income Taxes

The Company accounts for income taxes under the provisions of SFAS No. 109, Accounting for Income Taxes. Under SFAS No. 109, deferred tax assets and liabilities are recognized for future tax benefits or consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. A valuation allowance is provided for significant deferred tax assets when it is more likely than not that such assets will not be realized through future operations.

Stock-Based Compensation

Stock-based awards to non-employees are accounted for using the fair value method in accordance with SFAS No. 123, Accounting for Stock-Based Compensation, and Emerging Issues Task Force (“EITF”) Issue No. 96-18, Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling Goods or Services. All transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable. The measurement date used to determine the fair value of the equity instrument issued is the earlier of the date on which the third-party performance is complete or the date on which it is probable that performance will occur.

In accordance to EITF Issue No. 00-18, Accounting Recognition for Certain Accounting Transactions Involving Equity Instruments Granted to Other Than Employees, an asset acquired in exchange for the issuance of fully vested, non-forfeitable equity instruments should not be presented or classified as an offset to equity on the grantor's balance sheet once the equity instrument is granted for accounting purposes. Accordingly, the Company recorded the fair value of the common stock issued for certain consulting services as prepaid expenses in its consolidated balance sheet.

F13

LEFT BEHIND GAMES INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

For the Years Ended March 31, 2005 and 2004

Basic and Diluted Loss Per Share

Basic loss per common share is computed based on the weighted average number of shares outstanding for the period. Diluted loss per share is computed by dividing net loss by the weighted average shares outstanding assuming all potential dilutive common shares were issued. Basic and diluted loss per share are the same as the effect of stock options and warrants on loss per share are anti-dilutive and thus not included in the diluted loss per share calculation. The impact under the as-if converted method for dilutive convertible deferred salaries would have resulted in incremental shares of 9,767,520 and 0 for the years ended March 31, 2005 and 2004, respectively.

Recent Accounting Pronouncements

In December 2003, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. (“FIN”) 46R, Consolidation of Variable Interest Entities. This statement requires that the assets, liabilities and results of the activities of variable interest entities be consolidated into the financial statements of the company that has a controlling financial interest. It also provides the framework for determining whether an entity should be consolidated based on voting interest or significant financial support provided to it. In general, for all entities that were previously considered special purpose entities, FIN 46R should be applied in periods ending after December 15, 2003. The Company adopted FIN 46R during its fiscal year ended March 31, 2004. The adoption of FIN 46R did not have a material impact on the Company’s financial condition or results of operations.

In December 2004, the FASB issued SFAS No. 153, Exchanges of Non-Monetary Assets, an amendment of APB Opinion 29, Accounting for Non-Monetary Transactions. The amendments made by SFAS No. 153 are based on the principle that exchanges of non-monetary assets should be measured based on the fair value of the assets exchanged. Further, the amendments eliminate the narrow exception for non-monetary exchanges of similar productive assets and replace it with a broader exception for exchanges of non-monetary assets that do not have "commercial substance." The provisions in SFAS No. 153 are effective for non-monetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. Early application is permitted and companies must apply the standard prospectively. The adoption of the statement should not cause a significant change in the current manner in which the Company accounts for its exchanges of non-monetary assets.

NOTE 2 - PROPERTY AND EQUIPMENT

Property and equipment consist of the following at March 31, 2005:

Office furniture and equipment	$4,921
Computer equipment	9,054
13,975

Less accumulated depreciation and amortization	(1,401)

$12,574

Depreciation expense for the year ended March 31, 2005 and the period from inception through March 31, 2005 was $1,401 and $1,401, respectively. There was no depreciation expense for the year ended March 31, 2004.

F14

LEFT BEHIND GAMES INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

For the Years Ended March 31, 2005 and 2004

NOTE 3 - INTANGIBLE ASSETS

Intangible assets consist of the following at March 31, 2005:

	Carrying Amount	Accumulated Amortization
Sublicense	$5,850	$3,393
Trademarks	3,280	-

Total	$9,130	$3,393

Amortization expense related to the Sublicense agreement was $1,404, $1,404 and $3,393 for the years ended March 31, 2005 and 2004 and the period from inception through March 31, 2005, respectively. The estimated future amortization expense of the Sublicense agreement is $1,404 and $1,053 for the years ending March 31, 2006 and 2007, respectively.

NOTE 4 - SUBLICENSE AGREEMENT

On October 11, 2002, Tyndale granted White Beacon an exclusive worldwide license, as amended, to use the copyrights and trademarks relating to the storyline and content of the books in the “LEFT BEHIND SERIES” of novels for the manufacture and distribution of video game products for personal computers, CD-ROM, DVD, game consoles, and the Internet. The License expires on December 31, 2006, subject to automatic renewal for three additional three-year terms so long as Tyndale is paid royalties in an aggregate amount equal to or in excess of $1,000,000 during the initial term and $250,000 during each renewal term.

F15

LEFT BEHIND GAMES INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

For the Years Ended March 31, 2005 and 2004

NOTE 4 - SUBLICENSE AGREEMENT, continued

The License requires White Beacon to pay the following royalties: (i) 4% of the gross receipts on console game platform systems and (ii) 10% of the gross receipts on all non-electronic products and for electronic products produced for use on personal computer systems. White Beacon is required to guarantee a minimum royalty of $250,000 during the initial four-year term of the License. White Beacon was also required to pay $100,000 to Tyndale as an advance against future royalties payable to Tyndale under the License agreement, all of which was paid by the Company in fiscal 2003 (see below).

On November 14, 2002, White Beacon granted the Company a Sublicense of all of its rights and obligations under its License with Tyndale, with the written approval of Tyndale. In consideration for receiving the Sublicense, the Company issued to White Beacon 5,850,000 shares of its common stock valued at $5,850, which is the estimated fair value of the common stock on the date of issuance.

During the year ended March 31, 2003, the Company paid $100,000 to Tyndale as a non-refundable advance against the guaranteed minimum royalty of $250,000 payable to Tyndale during the initial four-year term. The remaining guaranteed minimum royalty of $150,000 has been accrued by the Company and is included in long-term liabilities in the accompanying balance sheets.

NOTE 5 - CONVERTIBLE DEFERRED SALARIES

As of March 31, 2005, the Company had $518,209 of deferred salaries due to officers of the Company (See Note 9). The deferred salary, at the option of the respective officer, can be converted into shares of the Company’s common stock at the value of the Company’s common stock in effect at the time the salary was earned. Deferred salary and the respective conversion rates are as follows:

Deferred Salary	Conversion Rate
$488,376	$0.05
$29,833	$0.50

F16

LEFT BEHIND GAMES INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

For the Years Ended March 31, 2005 and 2004

NOTE 6 - NOTES PAYABLE

In fiscal 2005, the Company entered into a $15,000 note payable agreement which was subsequently converted to common stock (see Note 8).

In May and June 2003, the Company issued notes payable in the aggregate amount of $150,000. The notes payable bore interest at 12% per annum and were due in May 2005. The proceeds were used to pay the advance royalty payment of $100,000 due to Tyndale in connection with the Sublicense (see Note 4). Proceeds of $34,000 were paid directly to Tyndale by one of the note holders. In connection with the issuance of the notes payable, the Company issued 1,000,000 shares of its common stock to each note holder. The shares were valued at $3,000, which was the estimated fair value of the common stock on the date of issuance. The estimated fair value of the shares was recorded as interest expense in the accompanying statement of operations for the year ended March 31, 2004.

In June 2004, the note holders converted the outstanding principal of $150,000, accrued interest of $17,500 and the 3,000,000 shares of common stock held by them into 3,600,000 shares of the Company’s Series A preferred stock (see Note 8).

NOTE 7 - INCOME TAXES

The provision for income taxes consists of the following for the years ended March 31:

	2005	2004
Current:
Federal	$-	$-
State	800	800
	800	800

Deferred:
Federal	151,000	99,000
State	43,000	28,000
	194,000	127,000
Less change in valuation allowance	(194,000)	(127,000)
	-	-

	$800	$800

No current provision for federal income tax is required for the years ended March 31, 2005 and 2004, since the Company incurred net operating losses through March 31, 2005.

F17

LEFT BEHIND GAMES INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

For the Years Ended March 31, 2005 and 2004

NOTE 7 - INCOME TAXES, continued

The tax effect of temporary differences that give rise to significant portions of the deferred tax asset at March 31, 2005 and 2004 are presented below:

	2005	2004
Deferred tax assets:
Net operating loss carryforwards	$167,000	$45,000
Deferred salaries	208,000	136,000
	375,000	181,000
Less valuation allowance	(375,000)	(181,000)

Net deferred tax assets	$-	$-

The provision for income taxes for fiscal 2005 and 2004 was $800 and differs from the amount computed by applying the U.S. federal income tax rate of 34% to loss before income taxes as a result of the following:

	2005	2004
Computed tax benefit at federal statutory rate	$(166,000)	$(108,000)
State income tax benefit, net of federal effect	(29,000)	(19,000)
Increase in valuation allowance	194,000	127,000
Other	1,800	800

	$800	$800

As of March 31, 2005, the Company had net operating loss carryforwards of approximately $420,000 available to offset future taxable Federal and state income, respectively. The Federal and state net operating loss carryforwards expire at various dates through 2025 and 2015, respectively.

Section 382 of the Internal Revenue Code may limit utilization of the Company’s federal and California net operating loss carryforwards upon any change in control of the Company.

F18

LEFT BEHIND GAMES INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

For the Years Ended March 31, 2005 and 2004

NOTE 8 - STOCKHOLDERS’ DEFICIT

Common Stock

The Company is authorized to issue 20,000,000 shares of common stock, $0.001 par value per share. The holders of the Company’s common stock are entitled to one vote per share of common stock held and have equal rights to receive dividends when, and if, declared by the Board of Directors, out of funds legally available therefore, subject to the preference of any holders of preferred stock. In the event of liquidation, holders of common stock are entitled to share ratably in the net assets available for distribution to stockholders, subject to the rights, if any, of holders of any preferred stock then outstanding. Shares of common stock are not redeemable and have no preemptive or similar rights.

In November 2002, the Company issued 5,850,000 shares of its common stock to White Beacon in connection with the Sublicense agreement valued at $5,850 (based on the fair value of the common stock at the date of issuance) (see Note 4).

In November 2002, the Company issued 325,000 shares of its common stock to an officer of the Company for services rendered on behalf of the Company valued at $325 (based on the fair value of the common stock at the date of issuance). The Company recorded this amount as compensation expense during the year ended March 31, 2003.

In November 2002 and March 2003, the Company issued 16,000 shares of its common stock to members of the Company’s advisory board valued at $16 (based on the fair value of the common stock at the date of issuance). The Company recorded this amount as consulting expense during the year ended March 31, 2003.

In November 2002, the Company issued 100,000 shares of its common stock to a consultant for services rendered to the Company valued at $100 (based on the fair value of the common stock at the date of issuance). The Company recorded this amount as consulting expense during the year ended March 31, 2003. The Company has agreed to issue the consultant a 1% non-dilutable ownership interest in the Company whereby the consultant will maintain a 1% ownership interest in the Company. As of March 31, 2005, the Company was in violation of the antidilution provision by 14,200 shares. Subsequent to year-end, however, the Company cured the violation by issuing an additional 100,000 shares to the consultant.

In May and June 2003, the Company issued 3,000,000 shares of its common stock in connection with the issuance of notes payable of $150,000 (see Note 5). The shares were valued at $3,000 based on the fair value of the common stock at the date of issuance.

F19

LEFT BEHIND GAMES INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

For the Years Ended March 31, 2005 and 2004

NOTE 8 - STOCKHOLDERS’ DEFICIT, continued

In June 2003, the Company issued 325,000 shares of its common stock to a consultant for services rendered to the Company valued at $325 (based on the fair value of the common stock at the date of issuance). The Company recorded $325 of consulting expense in connection with this transaction, which is included in general and administrative expenses in the accompanying statement of operations for the year ended March 31, 2004.

In September 2003, the Company issued 48,000 shares of its common stock to an employee for services rendered to the Company valued at $2,400. The shares were valued at $0.05 per share at the date of issuance based on values determined by management due to a pending private placement offering. The Company recorded $2,400 of compensation expense in connection with this transaction, which is included in general and administrative expenses in the accompanying statement of operations for the year ended March 31, 2004.

In December 2003, the Company issued 233,800 shares of its common stock to a consultant for services rendered to the Company valued at $11,690. The shares were valued at $0.05 per share at the date of issuance based on values determined by management due to a pending private placement offering. The Company recorded $11,690 of consulting expense in connection with this transaction, which is included in general and administrative expenses in the accompanying statement of operations for the year ended March 31, 2004.

In June 2004 and March 2005, the Company issued 349,455 shares of its common stock to consultants for services rendered to the Company valued at $17,473 (based on the fair value of the common stock at the date of issuance). The Company recorded consulting expense of $17,473 in connection with these transactions, which is included in general and administrative expenses in the accompanying statement of operations for the year ended March 31, 2005.

In October 2004 and January 2005, the Company issued 425,000 shares of its common stock to employees for services rendered to the Company valued at $21,250 (based on the fair value of the common stock at the date of issuance). The Company recorded compensation expense of $21,250 in connection with these transactions, which is included in general and administrative expenses in the accompanying statement of operations for the year ended March 31, 2005.

In November 2004, the Company issued 1,784,000 non-forfeitable shares of its common stock to consultants in connection with a one-year consulting agreement for strategic investment services valued at $89,200 (based on the fair value of the common stock at the date of issuance). The Company has recorded the amount as prepaid consulting included in prepaid expenses and is amortizing the amount over the one-year term of the agreement. In connection with this agreement, the Company amortized $29,733 and recorded such amount as consulting expense, which is included in general and administrative expenses in the accompanying statement of operations for the year ended March 31, 2005. In August 2005, the Company extended the

F20

LEFT BEHIND GAMES INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

For the Years Ended March 31, 2005 and 2004

NOTE 8 - STOCKHOLDERS’ DEFICIT, continued

consulting agreement until November 18, 2007. The amended consulting agreement requires the consultant to provide the Company with $60,000 per month in funding in each month that the Company’s cash balance falls below $100,000. The amended consulting agreement also provides for the issuance of an additional 2,000,000 non-forfeitable shares of the Company’s common stock for services to be performed over the extended term of the Agreement.

In November 2004, the Company issued 1,000,000 shares of its common stock to investors for $50,000 in cash, or $0.05 per share.

In February and March 2005, the Company issued 770,000 shares of its common stock to investors for gross proceeds of $385,000, or $0.50 per share. In connection with this offering, the Company incurred offering costs of $47,553, which have been netted against the gross proceeds in the accompanying statement of stockholders’ deficit.

In February and March 2005, the Company issued 263,475 non-forfeitable shares of its common stock to consultants for services rendered or to be rendered to the Company valued at $131,873 (based on the fair value of the common stock at the date of issuance). Of the shares issued, 13,745 shares related to services already rendered to the Company, and accordingly, the Company recorded compensation expense of $6,873 during the year ended March 31, 2005. The remaining 250,000 shares were issued in connection with a one-year consulting agreement for strategic investment services. The Company has recorded the remaining $125,000 as prepaid compensation and included in prepaid expense and is amortizing the amount over the one-year term of the agreement. No prepaid compensation was recognized during the year ended March 31, 2005 in connection with this agreement as the agreement was signed at year end. In August 2005, the Company extended the consulting agreement until November 18, 2007. The amended consulting agreement requires the consultant to provide the Company with $20,000 per month in funding in each month that the Company’s cash balance falls below $100,000. The amended consulting agreement also provides for the issuance of an additional 1,500,000 non-forfeitable shares of the Company’s common stock for services to be performed over the extended term of the Agreement.

In March 2005, the Company entered into a $15,000 note agreement with a third party which was immediately converted into common stock at $0.50 per share resulting in an issuance of 30,000 shares of common stock. No accrued interest was earned or converted in this transaction.

Preferred Stock

The Company is authorized to issue 5,000,000 shares of preferred stock, $0.001 par value per share, of which all have been designated Series A preferred stock. The holders of the Company’s Series A preferred stock are entitled to one vote per share on all matters subject to

F21

LEFT BEHIND GAMES INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

For the Years Ended March 31, 2005 and 2004

NOTE 8 - STOCKHOLDERS’ DEFICIT, continued

stockholder vote. The holder of the Series A preferred stock have equal rights to receive dividends when, and if, declared by the Board of Directors, out of funds legally available therefore. In the event of liquidation, holders of preferred stock are entitled to share ratably in the net assets available for distribution to stockholders.

In June 2004, holders of $150,000 in notes payable converted the outstanding principal of $150,000, accrued interest of $17,500 and the 3,000,000 shares of common stock held by them into 3,600,000 shares of the Company’s Series A preferred stock. The holders of Series A preferred stock have a liquidation preference equal to the sum of the converted principal, accrued interest and value of converted common stock, aggregating $170,500 at March 31, 2005.

NOTE 9 - COMMITMENTS AND CONTINGENCIES

Guaranties and Indemnities

The Company has made certain indemnities and guarantees, under which it may be required to make payments to a guaranteed or indemnified party in relation to certain actions or transactions. The Company indemnifies its directors, officers, employees and agents, as permitted under the laws of the State of Delaware. The Company has also indemnified its consultants and sublicensor against any liability arising from the performance of their services and license commitment, respectively, pursuant to their agreements. In connection with its facility lease entered into in August 2005 (see Note 10), the Company has indemnified its lessor for certain claims arising from the use of the facility. The duration of the guarantees and indemnities varies, and is generally tied to the life of the agreement. These guarantees and indemnities do not provide for any limitation of the maximum potential future payments the Company could be obligated to make. Historically, the Company has not been obligated nor incurred any payments for these obligations and, therefore, no liabilities have been recorded for these indemnities and guarantees in the accompanying balance sheets.

Employment Agreements

The Company has entered into employment agreements with certain of its key employees. Such contracts provide for minimum annual salaries and are renewable annually. In the event of termination of certain employment agreements by the Company without cause, the Company would be required to pay continuing salary payments for specified periods in accordance with the employment contracts. In connection with these agreements, the Company has recorded deferred salaries of $518,209 and $339,833 at March 31, 2005 and 2004, respectively.

F22

LEFT BEHIND GAMES INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

For the Years Ended March 31, 2005 and 2004

NOTE 9 - COMMITMENTS AND CONTINGENCIES, continued

Leases

See Note 10 for discussion of non-cancelable operating lease entered into by the Company in August 2005.

NOTE 10 - SUBSEQUENT EVENTS

In August 2005, the Company entered into a three-month non-cancelable operating lease for its corporate facility in Temecula, California commencing on September 1, 2005. The terms of the lease provide for monthly rental payments of $3,723. The lease will continue on a month-to-month basis after the three-month initial term.

In addition to the issuances subsequent to year end as discussed in Note 8, the following share issuances occurred subsequent to March 31, 2005:

In April through June 2005, the Company issued 600,000 shares of common stock valued at $0.50 per share for cash resulting in gross proceeds to the Company totaling $300,000.

In May 2005, the Company issued 1,000,000 shares of common stock valued at $0.50 to two consultants under a one-year consulting agreement for total deferred consulting expense of $500,000 to be amortized over the term of the consulting agreement.

In May 2005, the Company issued 10,000 shares of common stock valued at $0.50 per share to a third party for the acquisition of the “LBgames.com” web address. The amount has been capitalized as an amortizable intangible asset and will be amortized at $1,250, $1,667, $1,667 and $416 over the fiscal years ending 2006, 2007, 2008 and 2009, respectively.

In May 2005, the Company issued 51,262 shares of common stock valued at $1.00 per share for consulting services to be rendered over seven months, resulting in prepaid consulting expense to be amortized over the term of the consulting agreement.

In May and June 2005, the Company issued 75,000 shares of common stock valued at $0.50 per share to three employees for services rendered, resulting in compensation expense of $37,500.

In August 2005, the Company issued 100,000 shares of common stock at $1.00 per share for cash resulting in gross proceeds to the Company totaling $100,000.

In August 2005, the Company issued 20,000 shares of common stock valued at $1.00 per share for consulting services rendered resulting in $20,000 of consulting expense.

 F23